UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         December 12, 2005
                                                 -------------------------------


                          INGLES MARKETS, INCORPORATED
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             (Exact name of registrant as specified in its charter)


       North Carolina                   0-14706                 56-0846267
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)




      P.O. Box 6676, Asheville, NC                                 28816
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (828) 669-2941
                                                   -----------------------------

                                      N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On December 12, 2005, Ingles Markets, Incorporated ("IMKTA") issued a press release announcing financial information for its fourth fiscal quarter and year ended September 24, 2005. The press release is attached as Exhibit 99.1 to this Form 8-K.


Item 9.01  Financial Statements and Exhibits.

(c)     Exhibits.

        Exhibit Number         Description of Exhibit
        --------------         ----------------------
        99.1                   Press release issued December 12, 2005

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INGLES MARKETS, INCORPORATED
                                             -----------------------------------
                                                        (Registrant)

Date:  December 12, 2005
                                            By:  /s/ Ronald B. Freeman
                                                --------------------------------
                                                 Ronald B. Freeman
                                                 Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------

Exhibit         Description
-------         -----------

99.1            Press Release dated December 12, 2005